UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): December 11, 2009

ICP SOLAR TECHNOLOGIES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas Unit 131
Montreal, Quebec H4M 2Z2
(Address of Registrant’s principal executive offices)

(514) 270-5770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

Effective December 11, 2009, David McDowell resigned as a member of the board of directors of ICP Solar Technologies Inc. (the "Company").There was no disagreement between Mr. McDowell and the Company regarding any matter relating to the Company’s operations, policies or practices.

Effective December 16, 2009, Joel Cohen resigned as secretary, treasurer and a member of the board of directors of the Company. There was no disagreement between Mr. Cohen and the Company regarding any matter relating to the Company’s operations, policies or practices.

Effective December 16, 2009, Sass Peress, the president, CEO and a member of the board of directors of the Company, was appointed treasurer and secretary of the Company

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2009
ICP SOLAR TECHNOLOGIES INC.

By: /s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and Chairman